Rowan Companies, Inc.

Investor Presentation

November, 2010






Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Offshore Drilling





Land Drilling



Offshore Products



Mining Products



Drilling Systems



Steel Products

Manufacturing

Offshore Drilling Is Rowan's Dominant Segment


Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
11%
34%
55%
10%
31%
59%
10%
34%
56%
2008
2009
2010E
EBITDA
USD MM
$800
$600
$400
$200
$0
10%
11%
79%
6%
7%
87%
6%
8%
86%
2008
2009
2010E
Land
Manufacturing
Offshore

Company Highlights

Leading Global, High-spec Jack-up Company	• Will own over 46% of global high-spec jack-up fleet • Focused on customers with deep, difficult wells • One of the youngest fleets in the world • Achieve premium day rates and utilization • Geographically diversified
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Investment grade rating with strong liquidity • Focused on cost control and capital spending discipline • Financing commitments in place for SKDP debt retirements and remaining capex for new rig construction

N-Class Rigs Fit Rowan's Strategy

- Acquired 3 High-Spec* Norway capable rigs below replacement cost
  - First rig, *Rowan Viking*, delivered October 2010
  - Second and third rigs, *Rowan Stavanger* and *Rowan Norway*, expected in January and June 2011, respectively

Delivered *Rowan Viking*


Committed

- Increases our market leading position in large jack-ups
- Enhances our geographical diversification and solidifies our presence in the Norwegian market
- Expected to be accretive in 2011, with attractive return on capital

* High-Spec rigs are defined as jack-ups with 2 million pound hook-load capacity or greater

Global Opportunities For N-Class Rigs

- Identifying increased demand on the Norwegian Continental Shelf
  - Production declines and increasing number of marginal fields
  - Strong exploration incentives from Norwegian Tax Laws
  - Strong growth in numbers of new operators and licensees
  - Re-development of previously abandoned fields
  - Development of small satellite fields
- Operators are anxious to see increased competition and a high grading of equipment in the area
- Long-term contract opportunities elsewhere


North Sea:
Norway / UK
Canada
Saudi Arabia:
Gas Wells
Sakhalin
Vietnam
Thailand
Malaysia
Mexico
Australia
Argentina
New
Zealand
Historical HP/HT Area
Potential HP/HT Area

N-Class Harsh Environment Jack-Ups

Hook-Load Capacity

Automated Pipe Handling

Production Modules

Can support combined facilities

Cantilever Reach

Extended reach and transverse skidding to Drill Floor to cover 75X66 feet drilling envelope

Accommodations

Mud Pump Horsepower

Leg Length

Capable of drilling up to 35,000 feet in Harsh Environment North Sea and Eastern Canada in up to 400-500 feet water depth

Conventional Drilling and Production



2.2MM lb
75 ft.
3/2200 HP
120 People
568 ft.

Rowan's Jack-Up Fleet Focuses On Demanding Drilling

- 26 jack-up rigs operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water
  - 14 High-Spec cantilever jack-up rigs, 9 premium jack-ups, and 3 commodity jack-up rigs with skid-base capability
  - 5 additional high-spec rigs under construction


North Sea: 4*
Egypt: 1
Canada: 1
Middle East: 9
US GOM: 9
Mexico: 1
Trinidad: 1

* Rowan Viking, previously named SKDP I, completed construction in October 2010 and departed the shipyard in November 2010 for the UK sector of the North Sea.

Rowan Has 5 High-Spec Jack-Ups Under Construction


1

Rowan Stavanger (SKDP #2)
Delivery Jan 2011


Committed
2

Rowan EXL #3
Delivery Jan 2011


3

Rowan Norway (SKDP #3)
Delivery Jun 2011


Committed
4

Joe Douglas
(240C#3)
Delivery Sept 2011


5

Rowan EXL #4
Delivery Jan 2012

Rowan's Jack-up Fleet Is Young Compared To Peers

Rig additions will reduce Rowan's average fleet age to 16 years.


Jack-up Fleet Average Age
Years
35
30
25
20
15
10
5
0
18
24
27
28
30
32
Rowan 26 JUs
Ensco 41 JUs
Transocean 65 JUs
Noble 39 JUs
Diamond 13 JUs
Pride 7 JUs

Includes data supplied by ODS-Petrodata, Inc; Copyright 2010

High-Spec Jack-ups Offer Expanded Capabilities


607 ft
2.5MM lb
4/2200 HP
100 ft

Rowan Super Gorilla VI

Leg Length

Longer legs provide the ability to drill in deeper water

Hook-Load Capacity

Higher hook-load capacity facilitates drilling deeper wells with heavier casing programs

Mud Pump Horsepower

Higher hydraulic horsepower improves drilling penetration rate and efficiency

Cantilever Reach

Longer reach allows greater access to hard to reach well bays on existing platforms

Rowan Will Own 46% Of The Global High-Spec Fleet

Including 3 New N-Class Jack-ups


41 High-Spec Jack-ups
By 2012
496 Total Jack-ups *
By 2012
54%
22 Other
46%
19 Rowan
Jack-ups
8% (41 High-Spec Jack-ups)

* Total jack-ups at completion of newbuild program excluding newbuild cancellation candidates

Includes data supplied by ODS-Petrodata, Inc; Copyright 2010

Rowan Is The Market Leader In High-Spec Jack-ups


2 Million Pound Hook-load Jack-ups -YE 2012
Number of Rigs
20
18
16
14
12
10
8
6
4
2
0
+ 3 high-spec N-Class jack-ups
Rowan
Aban
Noble
Maersk
COSL
Seadrill
ENSCO
Diamond
SinoTharwa
Swecomex

Worldwide JU Utilization=70% (77% Excluding U.S. GOM)


North Sea
82%
31 7
Mediterranean
71%
17 7
Middle East
75%
88 29
US GOM
40%
32 48
Mexico
83%
24 5
C&S America
72%
13 5
Southeast Asia
77%
44 13
Indian Ocean
94%
32 2
West Africa
64%
18 10
Australia
100%
1 0
Contracted
Not Contracted

Includes data supplied by ODS-Petrodata, Inc; Copyright 2010

Relevant JU Supply Is Lower Than Apparent Supply

- 78 rigs are cold stacked
- Of 55 newbuilds, 29 may be cancelled or not enter competitive markets
- Only 12 newbuilds are high-spec, and 5 are Rowan rigs



Rigs
550
500
450
400
350
300
470
36
42
52
340
55
4
20
5
366
Current Fleet
Cold Stacked MC/MS/IS
Cold Stacked IC
Current China/Iran Fleet
Relevant Current Fleet
Newbuilds
Newbuild NOC
Cancellation Candidates
Newbuilds Going To China/Iran
Relevant Supply

Source: ODS-Petrodata, Company estimates

Increasing Demand For High-End Jack-ups (>=350' WD)


321 Jack-Ups
337 Jack-Ups
Number of Rigs Contracted
350
300
250
200
150
100
50
0
-30%
+227%
2000
Current
High-End Jack-ups
All Other Jack-ups

Operator's Drilling Specifications More Stringent

Rig Specifications	Year 2000	Year 2005	Year 2010
Rigs Class Example	116-C	Tarzan	N-Class/Super Gorilla
Cantilever Reach	N/A	60 ft.	70+ ft.
Drilling Depth	<20,000 ft.	25-30,000 ft.	35,000 ft.
Hook-Load	1.25M	2M	2-2.5M
Mud Pit Volumes	N/A	4000 bbls.	4000-5000 bbls.
No. Mud Pumps	2	3	3
Pressure	5000 psi	7500 psi	7500 psi
Quarters	78 people	108-120 people	110-130 people
Variable Deckload	5000 lbs.	7000 lbs.	10-14,000 lbs.

Utilization Currently At 87% For Highest Capability JUs

	# of Rigs	Utilization	% of Global Jack-Up Fleet
350 ft. IC+	133	87%	28%
300 ft. IC	127	72%	27%
<= 250 ft. IC	124	72%	27%
IS	24	58%	5%
MC + MS	62	34%	13%
Total	**470**	**70%**	**100%**
High-Spec	29	93%	6%

Includes data supplied by ODS-Petrodata, Inc; Copyright 2010

High-Spec Jack-up Utilization Above 90%


100
90
80
70
60
50
% Utilization
Jan 2008
Apr 2008
Jul 2008
Oct 2008
Jan 2009
Apr 2009
Jul 2009
Oct 2009
Jan 2010
Apr 2010
Jul 2010
Oct 2010
300'IC
350'IC
High Spec

Includes data supplied by ODS-Petrodata, Inc; Copyright 2010

Day Rates Significantly Higher For More Capable JUs



Average Fixtures
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
MC+MS
IS
<=250 ft IC
300 ft IC
350 ft IC+
High-Spec

Fixture day rates: The rates agreed upon over the last six months (contract may not have commenced)

Includes data supplied by ODS-Petrodata, Inc; Copyright 2010

Rowan Earns Premium Day Rates


Current Day Rates
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
RDC
PDE
RIG
ESV
DO
NE

Includes data supplied by ODS-Petrodata, Inc; Copyright 2010

Rowan's Backlog Is Mostly International


Mexico
2%
Egypt
2%
North Sea
17%
Gulf of Mexico
16%
Trinidad
9%
Land
11%
42%
Middle East

- $1.6 billion in contract drilling backlog as of 9/30/2010
- Over $1 billion added during 2010

Rowan's Geographical Diversification Continues



Year End 2003
24 Total Rigs
North Sea
Canada
1
1
Gulf of Mexico
22



Today
26 Total Rigs
2 of these rigs re-contracted internationally
Egypt
Mexico
Trinidad
1
1
1
Gulf of Mexico
9
Middle East
9
4
1
North Sea
Canada

Tender And Inquiry Activity For Rowan Rigs

North Sea, Middle East and Southeast Asia Driving Rig Demand


North Sea
23 Rigs
Mediterranea
4 Rigs
US GOM/Mexico
1 Rig
Middle East
18 Rigs
Southeast Asia
15 Rigs
C&S America
8 Rigs
India
5 Rigs
West Africa
1 Rig
Australia
2 Rig

Substantial Liquidity, Investment Grade Credit Rating

	Actual 9/30/2010	Projected 12/31/2010	Projected 12/31/2011
Cash	$ 1,111	$150 - $200	$350 - $400
Credit Facility*	600	600	250
Total Liquidity	$ 1,711	$750 - $800	$600 - $650
Total Debt	$ 1,684	$1,175 - $1,200	$1,475 - $1,500
Total Debt-to-Cap	31.4%	24% - 25%	27% - 28%
Net Debt-to-Cap	13.5%	21% - 23%	21% - 23%
Total Debt-to-LTM EBITDA	2.7x	1.9x - 2.0x	2.2x - 2.4x
Net Debt-to-LTM EBITDA	.9x	1.6x - 1.8x	1.6x - 1.9x
Ratings: (Moody's / S&P)	Baa3 / BBB-		

* Credit facility line includes $350 of undrawn term loan in 2010

Rowan Newbuild CAPEX Mostly Complete After 2011


USD MM
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
EXL
240C
SKDP *

* SKDP amount for 2010 and 2011 is net of cash acquired.

Progress on Income Tax Cost

- Effective Tax Rates (ETR)

2008	2009	2010	2011
34.6%	31.7% (normalized)	26% (estimated)	Low 20s %

- Through 2007, all rigs owned in US
- Since 2008, each new rig owned outside US
- Opportunities for further ETR reductions
  - Departures from GOM - *EXL-II* in 2010 and *Ralph Coffman* in 2011
  - Outbounded three US rigs in 2010 - *Gorilla VII, Gorilla V, and Rowan California*
  - *N-Class* rigs should achieve low single digits tax rate

Rowan Land Rigs Suited For Current Requirements

- 28 marketed Rowan rigs 96% contracted at an average day rate of $20,000
  - Texas (16 rigs), Louisiana (8 rigs), Alaska (1 rig), Oklahoma (2 rig), Alabama (1 rig)
- Ideally suited for horizontal drilling
  - 25 of our land rigs are 2,000 HP or greater
  - 18 are AC drive


Deep Bossier Gas Play: 7 rigs
Haynesville Shale Play: 14 rigs

* Source: The Land Rig Newsletter April 2010, Volume 32, Number 4

LeTourneau Technologies, Inc.



LINCS

Mining Products Leads Large Front Loader Market

- More sizes and bigger payloads than any other supplier
- Strong global demand
- Expect to ship 26 loaders in 2010, up from 14 in 2009
- Profitable aftermarket business



Drilling Systems Offers Range of Innovative Products



Top Drives



Traveling Blocks



Mud Pumps



Drawworks



Replacement Parts & Service

- Innovative designs - direct drive top drives, balanced crank shaft mud pumps
- Growing aftermarket business

Offshore Products Supplies Jack-up Kits And Designs







- Ability to supply LeTourneau jack-up designs and high margin kits (legs, elevating systems, cantilevers, cranes) to emerging countries seeking to establish jack-up shipyards
  - Four Rig Designs - *Tarzan*, *Super 116-E*, *Workhorse 240-C* and *Super Gorilla*
  - 10 rig kits being built today around the world
- Nearly 30% of the worldwide jack-up fleet are LeTourneau designs

LeTourneau Supported By External Backlog

2010 Outlook

- Revenues expected to be up slightly
- Margins improving
- Expect to ship 26 loaders in 2010, up from 14 in 2009
- Land rig package inquiries up
- Jack-up kit inquiries up
- Pursuing a few new jack-up kits and working off backlog for three kits

$267 MM in Backlog (9/30/10)


Steel Products 2%
Offshore Products
14%
Drilling Systems
61%
23%
Mining & Forestry Products

Summary

Leading Global, High-spec Jack-up Company	• Will own over 46% of global high-spec jack-up fleet • Focused on customers with deep, difficult wells • One of the youngest fleets in the world • Achieve premium day rates and utilization • Geographically diversified
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Investment grade rating with strong liquidity • Focused on cost control and capital spending discipline • Financing commitments in place for SKDP debt retirements and remaining capex for new rig construction

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com




